--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------





                             Computational Materials


                                  $265,494,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2003-NC7


                       Mortgage Pass-Through Certificates









------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



                           Approximately $265,494,000
               Morgan Stanley ABS Capital I Inc., Series 2003-NC7


                        Morgan Stanley ABS Capital I Inc.
                                    Depositor


                             HomeEq Servicing Corp.
                                    Servicer


                             Transaction Highlights
                             ----------------------


------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
                                                                                     Modified
                                                                     Avg Life to   Duration To
  Offered                                       Expected Ratings        Call /        Call /       Payment Window To Call /
  Classes      Description       Balance      (S&P/Fitch/ Moody's)    Mty(1)(2)    Mty(1)(2)(3)            Mty(1)(2)
============= ============== ================ ====================== ============= ============= ==============================
    A-1        Not Offered       304,660,000                                                 *****Not Offered*****
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    A-2          Floater         165,869,000       AAA/AAA/Aaa       2.88 / 3.20   2.80 / 3.08   08/03 - 07/11 / 08/03 - 02/21
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-1          Floater          36,307,000        AA/AA/Aa2        5.33 / 5.88   5.07 / 5.54   10/06 - 07/11 / 10/06 - 02/18
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-2          Floater          30,497,000         A/A/A2          5.31 / 5.80   4.85 / 5.23   09/06 - 07/11 / 09/06 - 11/16
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-3          Floater          10,166,000        A-/A-/A3         5.30 / 5.71   4.80 / 5.11   08/06 - 07/11 / 08/06 - 03/15
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-1          Floater           8,423,000     BBB+/BBB+/Baa1      5.29 / 5.62   4.59 / 4.81   08/06 - 07/11 / 08/06 - 04/14
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-2          Floater           5,518,000      BBB/BBB/Baa2       5.29 / 5.52   4.56 / 4.72   08/06 - 07/11 / 08/06 - 05/13
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-3          Floater           8,714,000     BBB-/BBB-/Baa3      5.24 / 5.30   4.53 / 4.57   08/06 - 07/11 / 08/06 - 07/12
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------


TABLE (CONTINUED)
------------- ----------------- ----------------

                  Initial
  Offered      Subordination
  Classes          Level           Benchmark
============= ================= ================
    A-1             *****Not Offered*****
------------- ----------------- ----------------
    A-2            19.00%         1 Mo. LIBOR
------------- ----------------- ----------------
    M-1            12.75%         1 Mo. LIBOR
------------- ----------------- ----------------
    M-2            7.50%          1 Mo. LIBOR
------------- ----------------- ----------------
    M-3            5.75%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-1            4.30%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-2            3.35%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-3            1.85%          1 Mo. LIBOR
------------- ----------------- ----------------




Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
-----
            (2)   Based on the pricing prepayment speed.  See details below.

            (3)   Assumes pricing at par.

            (4)   Bond sizes subject to a variance of plus or minus 5%.


Issuer:                       Morgan Stanley ABS Capital I Inc. Trust 2003-NC7.

Depositor:                    Morgan Stanley ABS Capital I Inc.

Originator:                   NC Capital Corporation

Servicer:                     HomeEq Servicing Corp.

Trustee:                      Deutsche Bank National Trust Company.

Managers:                     Morgan Stanley (lead manager), Utendahl Capital
                              Partners, L.P. and Blaylock & Partners, L.P.

Rating Agencies:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Offered Certificates:         Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                              Certificates.

Expected Closing Date:        July 30, 2003 through DTC and Euroclear or
                              Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              August 25, 2003.

Final Scheduled
Distribution Date:            The Distribution Date occurring in July 2033.

Due Period:                   For any Distribution Date, the period commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:      The interest accrual period for the Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:               The Trust will consist of two groups of adjustable
                              and fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:       Approximately $376.1 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:      Approximately $204.8 million of Mortgage Loans
                              that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:     o   Fixed Rate Mortgage Loans: CPR starting at
                                  approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                  CPR thereafter
                              o   ARM Mortgage Loans:  CPR of 25%

Credit Enhancement:           The Offered Certificates are credit enhanced by:

                              1) Net monthly excess cashflow from the Mortgage Loans,

                              2) 1.85% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.70% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, provided, however, that if, on any distribution date, a Delinquency Trigger Event exists, the required overcollateralization will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's required overcollateralization until the distribution date on which a Delinquency Trigger Event no longer exists; provided, further, that if, on any distribution date, a Cumulative Loss Trigger Event exists, the required overcollateralization will be an amount equal to 2.40% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date until the distribution date on which a Cumulative Loss Trigger Event no longer exists, and

                              3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Senior Enhancement            For any Distribution Date, the percentage obtained
Percentage:                   by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:               The later to occur of:

                              (x) The earlier of:

                                  (a) The Distribution Date occurring in August 2006; and
                                  (b)  The Distribution Date on which the
                                       aggregate balance of the Class A
                                       Certificates is reduced to zero; and

                              (y) The first Distribution Date on which the
                                  Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                                  Date) is greater than or equal to
                                  approximately 38.00%.

Trigger Event:                Either a Delinquency Trigger Event or a Cumulative
                              Loss Trigger Event.

Delinquency Trigger Event:    A Delinquency Trigger Event is in effect on any
                              Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage.
                              The 60 Day+ Rolling Average will equal the rolling
                              3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss               A Cumulative Loss Trigger Event is in effect on
Trigger Event:                any Distribution Date if the aggregate amount of
                              Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                              Period divided by the aggregate Stated Principal
                              Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                              Months 25- 36   [2.900%] for the first month, plus
                                              an additional 1/12th of [1.000%]
                                              for each month thereafter (e.g.,
                                              [3.400%] in Month 31)
                              Months 37- 48   [3.900%] for the first month, plus
                                              an additional 1/12th of [0.750%]
                                              for each month thereafter (e.g.,
                                              [4.275%] in Month 43)
                              Months 49- 60   [4.650%] for the first month, plus
                                              an additional 1/12th of [1.100%]
                                              for each month thereafter (e.g.,
                                              [5.200%] in Month 55)
                              Months 61- thereafter   [5.750%]

Initial Subordination         Class A:              19.00%
Percentage:                   Class M-1:            12.75%
                              Class M-2:             7.50%
                              Class M-3:             5.75%
                              Class B-1:             4.30%
                              Class B-2:             3.35%
                              Class B-3:             1.85%

Optional Clean-up Call:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                              Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A
                              Certificates and by 1.5x on all other Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

Step-up Coupons:              For all Offered Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Class A-1 Pass-Through Rate:  The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2 Pass-Through Rate:  The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate:  The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate:  The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate:  The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate:  The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate:  The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate:  The Class B-3 Certificates will accrue interest at a variable rate Pass-Through Rate: equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:             As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:            As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Class A-1 Basis Risk          As to any Distribution Date, the supplemental
Carry Forward Amount:         interest amount for the Class A-1 Certificates
                              will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii) Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2 Basis Risk          As to any Distribution Date, the supplemental
Carry Forward Amount:         interest amount for the Class A-2 Certificates
                              will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii) Any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,          As to any Distribution Date, the supplemental
B-1, B-2 and B-3              interest amount for each of the Class M-1, M-2,
Basis Risk Carry              M-3, B-1, B-2 and B-3 Certificates will equal the
Forward Amounts:              sum of:


                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                              (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions on     On each Distribution Date and after payments of
Offered  Certificates:        servicing and trustee fees and other expenses,
                              interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                              (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                              (iii) To the Class M-1 Certificates, its Accrued Certificate Interest;

                              (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                              (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                              (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;

                              (vii) To the Class B-2 Certificates, its Accrued Certificate Interest, and

                              (viii) To the Class B-3 Certificates, its Accrued
                                     Certificate Interest.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Principal Distributions on    On each Distribution Date (a) prior to the
Offered  Certificates:        Stepdown Date or (b) on which a Trigger Event is
                              in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                              All principal distributions to the Class A
                              Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

Interest Rate Cap:            Beginning on the first Distribution Date, and for
                              a period of 35 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Offered Certificates.

                              For the first 22 months if the 1-month LIBOR rate exceeds 6.10%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.10% (on an Actual/360 day count basis) up to a maximum of 190 bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 6 months if the 1-month LIBOR rate exceeds 7.00%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.00% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 8 months if the 1-month LIBOR rate exceeds 7.50%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.50% (on an Actual/360 day count basis) up to a maximum of 50bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

Interest Rate Cap             The Interest Rate Cap Payment shall be available
Payment Allocation:           to pay any Basis Risk Carry Forward Amount due to
                              the Offered Certificates on a pro rata basis.

Allocation of Net             For any Distribution Date, any Net Monthly Excess
Monthly Excess Cashflow:      Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class M-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                              (x)    to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                              (xii)  to the Class B-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xiii) concurrently, any Class A-1 Basis Risk
                                     Carry Forward Amount to the Class A-1
                                     Certificates, and any Class A-2 Basis Risk
                                     Carry Forward Amount to the Class A-2
                                     Certificates; and

                              (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.


Interest Remittance Amount:   For any Distribution Date, the portion of
                              available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Accrued Certificate Interest: For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

Principal                     On any Distribution Date, the sum of (i) the Basic
Distribution Amount:          Principal Distribution Amount and (ii) the Extra
                              Principal Distribution Amount.

Basic Principal               On any Distribution Date, the excess of (i) the
Distribution Amount:          aggregate principal remittance amount over (ii)
                              the Excess Subordinated Amount, if any.

Net Monthly Excess            For any Distribution Date is the amount of funds
Cashflow:                     available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal               For any Distribution Date, the lesser of (i) the
Distribution Amount:          excess of (x) interest collected or advanced with
                              respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution
                              Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated           For any Distribution Date, means the excess, if
Amount:                       any of (i) the overcollateralization and (ii) the
                              required overcollateralization for such
                              Distribution Date.

Class A Principal             For any Distribution Date, the percentage
Allocation Percentage:        equivalent of a fraction, determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                              (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal             For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $2,904,505.

Class M-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,904,505.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Class M-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,904,505.

Class M-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,904,505.

Class B-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,904,505.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Class B-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,904,505.

Class B-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,904,505.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject to the considerations in the Prospectus,
                              all Offered Certificates are ERISA eligible.

SMMEA Eligibility:            It is not anticipated that any of the Offered
                              Certificates will be SMMEA eligible.

Prospectus:                   The Class A-2, Class M-1, Class M-2, Class M-3,
                              Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To CALL


------------------------------------------------------------------------------------------------------------------------------------
      PPC (%)                         50             60            75           100           125            150             175
------------------------------------------------------------------------------------------------------------------------------------
A-2   WAL (yrs)                      5.50           4.69          3.82         2.88           2.23          1.73            1.33
      First Payment Date          08/25/2003     08/25/2003    08/25/2003   08/25/2003     08/25/2003    08/25/2003      08/25/2003
      Expected Final Maturity     11/25/2018     09/25/2016    03/25/2014   07/25/2011     10/25/2009    08/25/2008      10/25/2007
      Window                        1 - 184       1 - 158        1 - 128      1 - 96         1 - 75        1 - 61          1 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-1   WAL                            10.25          8.72          7.04         5.33           4.56          4.45            4.24
      First Payment Date          07/25/2008     10/25/2007    12/25/2006   10/25/2006     01/25/2007    05/25/2007      10/25/2007
      Expected Final Maturity     11/25/2018     09/25/2016    03/25/2014   07/25/2011     10/25/2009    08/25/2008      10/25/2007
      Window                       60 - 184       51 - 158      41 - 128      39 - 96       42 - 75        46 - 61         51 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-2   WAL                            10.25          8.72          7.04         5.31           4.42          4.03            4.00
      First Payment Date          07/25/2008     10/25/2007    12/25/2006   09/25/2006     10/25/2006    12/25/2006      02/25/2007
      Expected Final Maturity     11/25/2018     09/25/2016    03/25/2014   07/25/2011     10/25/2009    08/25/2008      10/25/2007
      Window                       60 - 184       51 - 158      41 - 128      38 - 96       39 - 75        41 - 61         43 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-3   WAL                            10.25          8.72          7.04         5.30           4.36          3.88            3.68
      First Payment Date          07/25/2008     10/25/2007    12/25/2006   08/25/2006     10/25/2006    11/25/2006      12/25/2006
      Expected Final Maturity     11/25/2018     09/25/2016    03/25/2014   07/25/2011     10/25/2009    08/25/2008      10/25/2007
      Window                       60 - 184       51 - 158      41 - 128      37 - 96       39 - 75        40 - 61         41 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-1   WAL                            10.25          8.72          7.04         5.29           4.34          3.83            3.59
      First Payment Date          07/25/2008     10/25/2007    12/25/2006   08/25/2006     09/25/2006    10/25/2006      11/25/2006
      Expected Final Maturity     11/25/2018     09/25/2016    03/25/2014   07/25/2011     10/25/2009    08/25/2008      10/25/2007
      Window                       60 - 184       51 - 158      41 - 128      37 - 96       38 - 75        39 - 61         40 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-2   WAL                            10.25          8.72          7.04         5.29           4.33          3.80            3.52
      First Payment Date          07/25/2008     10/25/2007    12/25/2006   08/25/2006     09/25/2006    09/25/2006      10/25/2006
      Expected Final Maturity     11/25/2018     09/25/2016    03/25/2014   07/25/2011     10/25/2009    08/25/2008      10/25/2007
      Window                       60 - 184       51 - 158      41 - 128      37 - 96       38 - 75        38 - 61         39 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-3   WAL                            10.17          8.65          6.98         5.24           4.28          3.74            3.44
      First Payment Date          07/25/2008     10/25/2007    12/25/2006   08/25/2006     08/25/2006    08/25/2006      09/25/2006
      Expected Final Maturity     11/25/2018     09/25/2016    03/25/2014   07/25/2011     10/25/2009    08/25/2008      10/25/2007
      Window                       60 - 184       51 - 158      41 - 128      37 - 96       37 - 75        37 - 61         38 - 51
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To MATURITY


------------------------------------------------------------------------------------------------------------------------------------
      PPC (%)                          50            60            75            100          125            150           175
------------------------------------------------------------------------------------------------------------------------------------
A-2   WAL (yrs)                       5.89          5.09          4.20           3.20         2.51           1.97          1.43
      First Payment Date           08/25/2003    08/25/2003    08/25/2003     08/25/2003   08/25/2003     08/25/2003    08/25/2003
      Expected Final Maturity      11/25/2030    02/25/2029    11/25/2025     02/25/2021   07/25/2017     12/25/2014    01/25/2013
      Window                        1 - 328        1 - 307      1 - 268        1 - 211      1 - 168        1 - 137       1 - 114
------------------------------------------------------------------------------------------------------------------------------------
M-1   WAL                            11.10          9.52          7.75           5.88         5.01           4.81          5.68
      First Payment Date           07/25/2008    10/25/2007    12/25/2006     10/25/2006   01/25/2007     05/25/2007    12/25/2007
      Expected Final Maturity      04/25/2028    12/25/2025    07/25/2022     02/25/2018   02/25/2015     12/25/2012    08/25/2011
      Window                        60 - 297      51 - 269      41 - 228       39 - 175     42 - 139       46 - 113      53 - 97
------------------------------------------------------------------------------------------------------------------------------------
M-2   WAL                            11.03          9.44          7.68           5.80         4.82           4.35          4.26
      First Payment Date           07/25/2008    10/25/2007    12/25/2006     09/25/2006   10/25/2006     12/25/2006    02/25/2007
      Expected Final Maturity      11/25/2026    05/25/2024    12/25/2020     11/25/2016   01/25/2014     02/25/2012    08/25/2010
      Window                        60 - 280      51 - 250      41 - 209       38 - 160     39 - 126       41 - 103      43 - 85
------------------------------------------------------------------------------------------------------------------------------------
M-3   WAL                            10.91          9.33          7.57           5.71         4.70           4.15          3.90
      First Payment Date           07/25/2008    10/25/2007    12/25/2006     08/25/2006   10/25/2006     11/25/2006    12/25/2006
      Expected Final Maturity      07/25/2024    01/25/2022    11/25/2018     03/25/2015   09/25/2012     12/25/2010    09/25/2009
      Window                        60 - 252      51 - 222      41 - 184       37 - 140     39 - 110       40 - 89       41 - 74
------------------------------------------------------------------------------------------------------------------------------------
B-1   WAL                            10.79          9.22          7.47           5.62         4.60           4.05          3.76
      First Payment Date           07/25/2008    10/25/2007    12/25/2006     08/25/2006   09/25/2006     10/25/2006    11/25/2006
      Expected Final Maturity      04/25/2023    10/25/2020    10/25/2017     04/25/2014   01/25/2012     05/25/2010    03/25/2009
      Window                        60 - 237      51 - 207      41 - 171       37 - 129     38 - 102       39 - 82       40 - 68
------------------------------------------------------------------------------------------------------------------------------------
B-2   WAL                            10.63          9.06          7.34           5.52         4.52           3.95          3.64
      First Payment Date           07/25/2008    10/25/2007    12/25/2006     08/25/2006   09/25/2006     09/25/2006    10/25/2006
      Expected Final Maturity      11/25/2021    06/25/2019    07/25/2016     05/25/2013   03/25/2011     10/25/2009    09/25/2008
      Window                        60 - 220      51 - 191      41 - 156       37 - 118     38 - 92        38 - 75       39 - 62
------------------------------------------------------------------------------------------------------------------------------------
B-3   WAL                            10.26          8.73          7.05           5.30         4.32           3.78          3.47
      First Payment Date           07/25/2008    10/25/2007    12/25/2006     08/25/2006   08/25/2006     08/25/2006    09/25/2006
      Expected Final Maturity      07/25/2020    03/25/2018    07/25/2015     07/25/2012   08/25/2010     04/25/2009    04/25/2008
      Window                        60 - 204      51 - 176      41 - 144       37 - 108     37 - 85        37 - 69       38 - 57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


CPR Sensitivity
To CALL


------------------------------------------------------------------------------------------------
          CPR (%)                               20                 25                 30
------------------------------------------------------------------------------------------------
A-2       WAL (yrs)                            3.26               2.54               2.01
          First Payment Date                08/25/2003         08/25/2003         08/25/2003
          Expected Final Maturity           04/25/2013         03/25/2011         10/25/2009
          Window                              1 - 117            1 - 92             1 - 75
------------------------------------------------------------------------------------------------
M-1       WAL                                  6.36               5.15               4.59
          First Payment Date                08/25/2006         11/25/2006         02/25/2007
          Expected Final Maturity           04/25/2013         03/25/2011         10/25/2009
          Window                             37 - 117           40 - 92            43 - 75
------------------------------------------------------------------------------------------------
M-2       WAL                                  6.36               5.11               4.42
          First Payment Date                08/25/2006         09/25/2006         11/25/2006
          Expected Final Maturity           04/25/2013         03/25/2011         10/25/2009
          Window                             37 - 117           38 - 92            40 - 75
------------------------------------------------------------------------------------------------
M-3       WAL                                  6.36               5.09               4.35
          First Payment Date                08/25/2006         09/25/2006         10/25/2006
          Expected Final Maturity           04/25/2013         03/25/2011         10/25/2009
          Window                             37 - 117           38 - 92            39 - 75
------------------------------------------------------------------------------------------------
B-1       WAL                                  6.36               5.09               4.33
          First Payment Date                08/25/2006         08/25/2006         09/25/2006
          Expected Final Maturity           04/25/2013         03/25/2011         10/25/2009
          Window                             37 - 117           37 - 92            38 - 75
------------------------------------------------------------------------------------------------
B-2       WAL                                  6.36               5.08               4.32
          First Payment Date                08/25/2006         08/25/2006         09/25/2006
          Expected Final Maturity           04/25/2013         03/25/2011         10/25/2009
          Window                             37 - 117           37 - 92            38 - 75
------------------------------------------------------------------------------------------------
B-3       WAL                                  6.30               5.04               4.27
          First Payment Date                08/25/2006         08/25/2006         08/25/2006
          Expected Final Maturity           04/25/2013         03/25/2011         10/25/2009
          Window                             37 - 117           37 - 92            37 - 75
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                    July 14, 2003
Securitized Products Group         [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY


-------------------------------------------------------------------------------------------------
          CPR (%)                               20                 25                 30
-------------------------------------------------------------------------------------------------
A-2       WAL (yrs)                            3.52               2.77               2.20
          First Payment Date                08/25/2003         08/25/2003         08/25/2003
          Expected Final Maturity           02/25/2024         06/25/2020         07/25/2017
          Window                              1 - 247           1 - 203            1 - 168
-------------------------------------------------------------------------------------------------
M-1       WAL                                  7.02               5.70               5.04
          First Payment Date                08/25/2006         11/25/2006         02/25/2007
          Expected Final Maturity           01/25/2021         09/25/2017         03/25/2015
          Window                             37 - 210           40 - 170           43 - 140
-------------------------------------------------------------------------------------------------
M-2       WAL                                  6.95               5.60               4.83
          First Payment Date                08/25/2006         09/25/2006         11/25/2006
          Expected Final Maturity           08/25/2019         06/25/2016         02/25/2014
          Window                             37 - 193           38 - 155           40 - 127
-------------------------------------------------------------------------------------------------
M-3       WAL                                  6.85               5.50               4.69
          First Payment Date                08/25/2006         09/25/2006         10/25/2006
          Expected Final Maturity           08/25/2017         10/25/2014         10/25/2012
          Window                             37 - 169           38 - 135           39 - 111
-------------------------------------------------------------------------------------------------
B-1       WAL                                  6.76               5.42               4.61
          First Payment Date                08/25/2006         08/25/2006         09/25/2006
          Expected Final Maturity           07/25/2016         12/25/2013         01/25/2012
          Window                             37 - 156           37 - 125           38 - 102
-------------------------------------------------------------------------------------------------
B-2       WAL                                  6.63               5.31               4.51
          First Payment Date                08/25/2006         08/25/2006         09/25/2006
          Expected Final Maturity           06/25/2015         01/25/2013         04/25/2011
          Window                             37 - 143           37 - 114           38 - 93
-------------------------------------------------------------------------------------------------
B-3       WAL                                  6.37               5.09               4.31
          First Payment Date                08/25/2006         08/25/2006         08/25/2006
          Expected Final Maturity           06/25/2014         03/25/2012         08/25/2010
          Window                             37 - 131           37 - 104           37 - 85
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
    0            -                -                -                -                 -                -                -
    1          10.27            10.08            10.08            10.08             10.08            10.08            10.08
    2           9.12             8.90             8.90             8.90              8.90             8.90             8.90
    3           9.55             9.28             9.28             9.28              9.28             9.28             9.28
    4           9.38             9.09             9.09             9.09              9.09             9.09             9.09
    5           9.63             9.33             9.33             9.33              9.33             9.33             9.33
    6           9.39             9.09             9.09             9.09              9.09             9.09             9.09
    7           9.39             9.09             9.09             9.09              9.09             9.09             9.09
    8           9.92             9.59             9.59             9.59              9.59             9.59             9.59
    9           9.41             9.09             9.09             9.09              9.09             9.09             9.09
   10           9.66             9.33             9.33             9.33              9.33             9.33             9.33
   11           9.42             9.09             9.09             9.09              9.09             9.09             9.09
   12           9.68             9.33             9.33             9.33              9.33             9.33             9.33
   13           9.43             9.09             9.09             9.09              9.09             9.09             9.09
   14           9.44             9.09             9.09             9.09              9.09             9.09             9.09
   15           9.70             9.33             9.33             9.33              9.33             9.33             9.33
   16           9.46             9.09             9.09             9.09              9.09             9.09             9.09
   17           9.72             9.33             9.33             9.33              9.33             9.33             9.33
   18           9.48             9.09             9.09             9.09              9.09             9.09             9.09
   19           9.48             9.09             9.09             9.09              9.09             9.09             9.09
   20          10.31             9.86             9.86             9.86              9.86             9.86             9.86
   21           9.51             9.09             9.09             9.09              9.09             9.09             9.09
   22           9.82             9.37             9.37             9.37              9.37             9.37             9.37
   23           9.46             9.12             9.12             9.12              9.12             9.12             9.12
   24           9.76             9.39             9.39             9.39              9.39             9.39             9.39
   25           9.49             9.12             9.12             9.12              9.12             9.12             9.12
   26           9.50             9.12             9.12             9.12              9.12             9.12             9.12
   27           9.80             9.39             9.39             9.39              9.39             9.39             9.39
   28           9.59             9.15             9.15             9.15              9.15             9.15             9.15
   29          10.12             9.85             9.85             9.85              9.85             9.85             9.85
   30           9.83             9.54             9.54             9.54              9.54             9.54             9.54
   31           9.85             9.54             9.54             9.54              9.54             9.54             9.54
   32          10.87            10.51            10.51            10.51             10.51            10.51            10.51
   33           9.89             9.54             9.54             9.54              9.54             9.54             9.54
   34          10.30             9.88             9.88             9.88              9.88             9.88             9.88
   35          10.74            10.50            10.50            10.50             10.50            10.50            10.50
   36          11.11            10.83            10.83            10.83             10.83            10.83            10.83


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
   37          23.92             9.99             9.99             9.99              9.99             9.99             9.99
   38          11.95             9.99             9.99             9.99              9.99             9.99             9.99
   39          12.29            10.33            10.33            10.33             10.33            10.33            10.33
   40          11.90            10.03            10.03            10.03             10.03            10.03            10.03
   41          12.98            11.31            11.31            11.31             11.31            11.31            11.31
   42          12.55            10.94            10.94            10.94             10.94            10.94            10.94
   43          12.55            10.94            10.94            10.94             10.94            10.94            10.94
   44          13.90            12.11            12.11            12.11             12.11            12.11            12.11
   45          12.55            10.94            10.94            10.94             10.94            10.94            10.94
   46          13.01            11.33            11.33            11.33             11.33            11.33            11.33
   47          13.08            11.58            11.58            11.58             11.58            11.58            11.58
   48          13.51            11.97            11.97            11.97             11.97            11.97            11.97
   49          13.08            11.58            11.58            11.58             11.58            11.58            11.58
   50          13.08            11.58            11.58            11.58             11.58            11.58            11.58
   51          13.51            11.96            11.96            11.96             11.96            11.96            11.96
   52          13.08            11.58            11.58            11.58             11.58            11.58            11.58
   53          13.54            11.99            11.99            11.99             11.99            11.99            11.99
   54          13.10            11.60            11.60            11.60             11.60            11.60            11.60
   55          13.10            11.60            11.60            11.60             11.60            11.60            11.60
   56          14.00            12.40            12.40            12.40             12.40            12.40            12.40
   57          13.10            11.60            11.60            11.60             11.60            11.60            11.60
   58          13.54            11.99            11.99            11.99             11.99            11.99            11.99
   59          13.12            11.62            11.62            11.62             11.62            11.62            11.62
   60          13.55            12.00            12.00            12.00             12.00            12.00            12.00
   61          13.11            11.61            11.61            11.61             11.61            11.61            11.61
   62          13.11            11.61            11.61            11.61             11.61            11.61            11.61
   63          13.55            12.00            12.00            12.00             12.00            12.00            12.00
   64          13.11            11.61            11.61            11.61             11.61            11.61            11.61
   65          13.55            12.00            12.00            12.00             12.00            12.00            12.00
   66          13.11            11.61            11.61            11.61             11.61            11.61            11.61
   67          13.11            11.61            11.61            11.61             11.61            11.61            11.61
   68          14.52            12.85            12.85            12.85             12.85            12.85            12.85
   69          13.11            11.60            11.60            11.60             11.60            11.60            11.60
   70          13.55            11.99            11.99            11.99             11.99            11.99            11.99
   71          13.11            11.60            11.60            11.60             11.60            11.60            11.60
   72          13.55            11.99            11.99            11.99             11.99            11.99            11.99
   73          13.11            11.60            11.60            11.60             11.60            11.60            11.60


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
   74          13.11            11.60            11.60            11.60             11.60            11.60            11.60
   75          13.55            11.98            11.98            11.98             11.98            11.98            11.98
   76          13.11            11.59            11.59            11.59             11.59            11.59            11.59
   77          13.55            11.98            11.98            11.98             11.98            11.98            11.98
   78          13.11            11.59            11.59            11.59             11.59            11.59            11.59
   79          13.11            11.59            11.59            11.59             11.59            11.59            11.59
   80          14.52            12.83            12.83            12.83             12.83            12.83            12.83
   81          13.11            11.59            11.59            11.59             11.59            11.59            11.59
   82          13.55            11.97            11.97            11.97             11.97            11.97            11.97
   83          13.11            11.59            11.59            11.59             11.59            11.59            11.59
   84          13.55            11.97            11.97            11.97             11.97            11.97            11.97
   85          12.29            11.58            11.58            11.58             11.58            11.58            11.58
   86          11.46            11.58            11.58            11.58             11.58            11.58            11.58
   87          11.86            11.97            11.97            11.97             11.97            11.97            11.97
   88          11.50            11.58            11.58            11.58             11.58            11.58            11.58
   89          11.90            11.96            11.96            11.96             11.96            11.96            11.96
   90          11.53            11.58            11.58            11.58             11.58            11.58            11.58
   91          11.55            11.58            11.58            11.58             11.58            11.58            11.58
   92          12.81            12.81            12.81            12.81             12.81            12.81            12.81
   93          11.59            11.57            11.57            11.57             11.57            11.57            11.57
   94          12.00            11.96            11.96            11.96             11.96            11.96            11.96
   95          11.63            11.57            11.57            11.57             11.57            11.57            11.57
   96          12.04            11.96            11.96            11.96             11.96            11.96            11.96
   97          11.68            11.57            11.57            11.57             11.57            11.57            11.57
   98          11.70            11.57            11.57            11.57             11.57            11.57            11.57
   99          12.11            11.95            11.95            11.95             11.95            11.95            11.95
  100          11.75            11.57            11.57            11.57             11.57            11.57            11.57
  101          12.16            11.95            11.95            11.95             11.95            11.95            11.95
  102          11.80            11.56            11.56            11.56             11.56            11.56            11.56
  103          11.82            11.56            11.56            11.56             11.56            11.56            11.56
  104          12.67            12.36            12.36            12.36             12.36            12.36            12.36
  105          11.88            11.56            11.56            11.56             11.56            11.56            11.56
  106          12.30            11.95            11.95            11.95             11.95            11.95            11.95
  107          11.93            11.56            11.56            11.56             11.56            11.56            11.56
  108          12.36            11.94            11.94            11.94             11.94            11.94            11.94
  109          11.99            11.56            11.56            11.56             11.56            11.56            11.56
  110          12.02            11.56            11.56            11.56             11.56            11.56              -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
  111          12.46            11.94            11.94            11.94             11.94            11.94              -
  112          12.09            11.56            11.56            11.56             11.56            11.56              -
  113          12.52            11.94            11.94            11.94             11.94            11.94              -
  114          12.15            11.55            11.55            11.55             11.55            11.55              -
  115          12.19            11.55            11.55            11.55             11.55            11.55              -
  116          13.53            12.79            12.79            12.79             12.79            12.79              -
  117          12.26            11.55            11.55            11.55             11.55            11.55              -
  118          12.71            11.94            11.94            11.94             11.94            11.94              -
  119          12.34            11.55            11.55            11.55             11.55            11.55              -
  120          12.79            11.93            11.93            11.93             11.93            11.93              -
  121          12.42            11.55            11.55            11.55             11.55              -                -
  122          12.46            11.55            11.55            11.55             11.55              -                -
  123          12.92            11.93            11.93            11.93             11.93              -                -
  124          12.55            11.55            11.55            11.55             11.55              -                -
  125          13.02            11.93            11.93            11.93             11.93              -                -
  126          12.64            11.54            11.54            11.54             11.54              -                -
  127          12.69            11.54            11.54            11.54             11.54              -                -
  128          14.10            12.78            12.78            12.78             12.78              -                -
  129          12.79            11.54            11.54            11.54             11.54              -                -
  130          13.27            11.93            11.93            11.93             11.93              -                -
  131          12.90            11.54            11.54            11.54             11.54              -                -
  132          13.38            11.93            11.93            11.93               -                -                -
  133          13.01            11.54            11.54            11.54               -                -                -
  134          13.06            11.54            11.54            11.54               -                -                -
  135          13.56            11.92            11.92            11.92               -                -                -
  136          13.18            11.54            11.54            11.54               -                -                -
  137          13.69            11.92            11.92            11.92               -                -                -
  138          13.31            11.54            11.54            11.54               -                -                -
  139          13.38            11.54            11.54            11.54               -                -                -
  140          14.88            12.77            12.77            12.77               -                -                -
  141          13.51            11.54            11.54            11.54               -                -                -
  142          14.04            11.92            11.92            11.92               -                -                -
  143          13.66            11.54            11.54              -                 -                -                -
  144          14.19            11.92            11.92              -                 -                -                -
  145          13.81            11.54            11.54              -                 -                -                -
  146          13.89            11.54            11.54              -                 -                -                -
  147          14.43            11.92            11.92              -                 -                -                -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
  148          14.05            11.53            11.53              -                 -                -                -
  149          14.61            11.92            11.92              -                 -                -                -
  150          14.22            11.53            11.53              -                 -                -                -
  151          14.31            11.53            11.53              -                 -                -                -
  152          15.40            12.33            12.33              -                 -                -                -
  153          14.50            11.53            11.53              -                 -                -                -
  154          15.09            11.92            11.92              -                 -                -                -
  155          14.70            11.53            11.53              -                 -                -                -
  156          15.29            11.92            11.92              -                 -                -                -
  157          14.91            11.53            11.53              -                 -                -                -
  158          15.02            11.53            11.53              -                 -                -                -
  159          15.63            11.92            11.92              -                 -                -                -
  160          15.24            11.53            11.53              -                 -                -                -
  161          15.87            11.92            11.92              -                 -                -                -
  162          15.48            11.53            11.53              -                 -                -                -
  163          15.60            11.53            11.53              -                 -                -                -
  164          17.42            12.77              -                -                 -                -                -
  165          15.86            11.53              -                -                 -                -                -
  166          16.53            11.92              -                -                 -                -                -
  167          16.13            11.53              -                -                 -                -                -
  168          16.82            11.92              -                -                 -                -                -
  169          16.42            11.53              -                -                 -                -                -
  170          16.57            11.54              -                -                 -                -                -
  171          17.28            11.92              -                -                 -                -                -
  172          16.88            11.54              -                -                 -                -                -
  173          17.61            11.92              -                -                 -                -                -
  174          17.21            11.54              -                -                 -                -                -
  175          17.38            11.54              -                -                 -                -                -
  176          19.44            12.77              -                -                 -                -                -
  177          17.74            11.54              -                -                 -                -                -
  178          18.52            11.92              -                -                 -                -                -
  179          18.11            11.54              -                -                 -                -                -
  180          19.02              -                -                -                 -                -                -
  181          18.74              -                -                -                 -                -                -
  182          19.10              -                -                -                 -                -                -
  183          20.13              -                -                -                 -                -                -
  184          19.88              -                -                -                 -                -                -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360
  185          20.99              -                -                -                 -                -                -
  186          20.77              -                -                -                 -                -                -
  187          21.27              -                -                -                 -                -                -
  188          24.13              -                -                -                 -                -                -
  189          22.37              -                -                -                 -                -                -
  190          23.75              -                -                -                 -                -                -
  191          23.66              -                -                -                 -                -                -
  192          25.20              -                -                -                 -                -                -
  193          25.18              -                -                -                 -                -                -
  194          26.05              -                -                -                 -                -                -
  195          27.86              -                -                -                 -                -                -
  196          27.96              -                -                -                 -                -                -
  197          30.02              -                -                -                 -                -                -
  198          30.28              -                -                -                 -                -                -
  199          31.64              -                -                -                 -                -                -
  200          35.47              -                -                -                 -                -                -
  201          34.94              -                -                -                 -                -                -
  202          38.17              -                -                -                 -                -                -
  203          39.26              -                -                -                 -                -                -
  204          43.36              -                -                -                 -                -                -
  205          45.16              -                -                -                 -                -                -
  206          49.00              -                -                -                 -                -                -
  207          55.50              -                -                -                 -                -                -
  208          59.59              -                -                -                 -                -                -
  209          69.40              -                -                -                 -                -                -
  210          77.25              -                -                -                 -                -                -
  211          91.38              -                -                -                 -                -                -
  212         124.62              -                -                -                 -                -                -
  213         147.83              -                -                -                 -                -                -
  214         225.44              -                -                -                 -                -                -
  215         427.52              -                -                -                 -                -                -
  216            *                -                -                -                 -                -                -


* In Period 216 the A-2 Class has a balance of $967 and is paid $105,447 in interest.



1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a
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We recommend that such investors obtain the advice of their Morgan Stanley,
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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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